UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2021

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34630	04-2739697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.10 par value per share	AZPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 14, 2021, we entered into a Waiver and Second Amendment (the “Second Amendment”) amending our existing Amended and Restated Credit Agreement, dated as of December 23, 2019 (as amended from time to time, the “Credit Agreement”), with the other loan parties from time to time party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

The Second Amendment, among other things:

•contains the lenders’ consent to the waiver of the event of default that otherwise would occur as a result of the consummation of the transactions (the “Transactions”) that are contemplated by the Transaction Agreement and Plan of Merger, dated as of October 10, 2021, we entered into with Emerson Electric Co., EMR Worldwide Inc., Emersub CX, Inc. or New AspenTech, and Emersub CXI, Inc., which Transactions are described in our Current Report on Form 8-K dated October 10, 2021 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, subject to, among other conditions, New AspenTech becoming a Loan Party (as defined) under the Credit Agreement;

•contains the lenders’ consent to the waiver of any event of default that would otherwise occur if we elect to change our fiscal year to end on December 31, rather than June 30; and

•in connection with the upcoming cessation of LIBOR, replaces the applicable benchmark for borrowings denominated in Euros or Pounds Sterling with the applicable Benchmark Replacement (as defined) for all purposes of the Credit Agreement.

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Waiver and Second Amendment, dated as of December 14, 2021, to the Amended and Restated Credit Agreement, dated December 23, 2019, by and among Aspen Technology, Inc., the other Loan Parties from time to time party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended by the First Amendment to the Amended and Restated Credit Agreement, dated as of August 5, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: December 20, 2021	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President, General Counsel and Secretary